EXHIBIT 10.266


                        MANUFACTURE AND SUPPLY AGREEMENT

This Manufacture and Supply Agreement (hereinafter called "Agreement") is made and entered into as of the date of last signature below and is effective as of the 1st day of January, 2004 (the "Effective Date"), by and among

SERAGEN, INC., a corporation organized and existing under the laws of Delaware and having its principal place of business at 10275 Science Center Drive, San Diego, California 92121 (hereinafter called "SERAGEN") and

CAMBREX BIO SCIENCE HOPKINTON, INC., a corporation organized and existing under the laws of Delaware and having a principal place of business at 97 South Street, Hopkinton, MA 01748 (hereinafter called "CBSH").

WHEREAS, SERAGEN has developed a biological entity designated as DAB389IL-2, prepared as a purified drug substance; and

WHEREAS, SERAGEN desires to have CBSH (a) manufacture, store, test and supply Fermentation Pellets, First Gen PDS and Second Gen PDS (each as defined below),
(b) test First Gen FDP and Second Gen FDP (each as defined below), and (c) perform stability testing on Fermentation Pellets, First Gen PDS, Second Gen PDS, First Gen FDP and Second Gen FDP, and (d) perform any and all services as described in Article II of this Agreement, all in accordance with cGMP; and

WHEREAS, SERAGEN may, from time to time, desire to purchase from CBSH additional services such as, but not limited to, cell line stock storage, supplemental Fermentation Pellets, First Gen PDS and Second Gen PDS storage and regulatory/CMC consulting, all in accordance with cGMP; and

WHEREAS, CBSH is willing to (a) undertake the manufacture, storage, testing and supply of Fermentation Pellets, First Gen PDS and Second Gen PDS, (b) test First Gen FDP and Second Gen FDP, (c) perform stability testing on Fermentation Pellets, First Gen PDS, Second Gen PDS, First Gen FDP and Second Gen FDP, and
(d) perform services as described above according to the terms, conditions and covenants hereinafter set forth.

NOW, THEREFORE, the parties hereto, in consideration of the promises and the mutual covenants and agreements contained herein, the sufficiency of which are hereby acknowledged, agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

1.0 DEFINED TERMS. In addition to terms otherwise defined in this Agreement, the following terms have the specified meanings for purposes of this Agreement:


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1.01 "Affiliate" shall mean any corporation, firm, partnership, individual or other form of business organization which is now or hereafter owned or controlled by a Party or, any corporation in which a Party owns at least fifty percent (50%) of the stock entitled to vote for directors or otherwise controls the election of directors, and any corporation, firm, partnership, individual or other form of business organization in which a Party has the maximum ownership interest it is permitted to have in the country where such business organization exists.

1.02 "Batch" shall mean:

     For First Gen PDS: the total amount of PDS from the purification of a single Fermentation Pellet resulting in not less than *** of DAB389IL-2; and

     For Second Gen PDS: the total amount of PDS from the purification of *** Fermentation Pellets resulting in not less than the minimum validated yield for DAB389IL-2 as shall be set forth on two (2) schedules to be proposed by SERAGEN and mutually agreed upon by the Parties and thereafter attached to this Agreement (and made a part thereof); a separate schedule shall be proposed, agreed and attached for each of (i) clinical and commercial Batches of Second Gen PDS and (ii) development and validation Batches of Second Gen PDS; and

     For Fermentation Pellets: A minimum of *** pellets resulting in not less than *** grams of total protein per pellet according to validated procedures then in effect.

1.03 "Batch Acceptance Date" shall mean the later of (a) the date set forth on the applicable purchase order or (b) thirty (30) days after SERAGEN's receipt of all MRR Documentation, subject to the acceptance and rejection procedures set forth in Sections 2.14(a) and 2.14(c).

1.04 "Certificate of Analysis" means the form listing: the name and CBSH part number of the applicable Product, SERAGEN's name, all tests performed on such Product as specified in the current Specifications for such Product, each test method, each test specification and the reported assay result for each test.

1.05 "cGMP" shall mean as of the Effective Date of this Agreement, the current good manufacturing practices standards required by the FDA, as set forth in Title 21 C.F.R., Parts 210, 211 and 600 as applicable, in the United States Food and Drug Act, as amended, the good manufacturing practices required by the EMEA, as set forth in the European Rules and Guidances for Pharmaceutical Manufacturers and Distributors and/or the European Good Manufacturing Guidances, Rules and Directives, or the applicable FDA and EMEA regulations, policies or guidelines in effect, at the time of manufacture, for the manufacture and testing of pharmaceutical materials as applied to bulk pharmaceuticals and/or biologics.

1.06 "DAB389IL-2" shall mean a fusion protein developed by SERAGEN and sold in the United States under the trademark ONTAK(R) comprising the first 389 amino acids of the A and B fragments of the diphtheria toxin combined with interleukin-2.

1.07 "EMEA" shall mean the European Agency for the Evaluation of Medicinal Products.


***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.


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1.08 "Facility" shall mean the testing and manufacturing facility at 97 South
Street, Hopkinton, Massachusetts 01748 and the warehouse facility located at 99 South Street, Hopkinton, Massachusetts 01748.

1.09 "FDA" shall mean the United States Food and Drug Administration.

1.10 "Fermentation Pellet" shall mean the inclusion body preparation of unpurified DAB389IL-2 protein produced from the growth and induction of the DAB389IL-2 working cell bank.

1.11 "First Gen FDP" shall mean the final drug product processed and/or packaged in its final dosage form resulting from formulation and fill of First Gen PDS and whose samples are received by CBSH under CBSH part #90-204-02.

1.12 "First Gen PDS" shall mean DAB389IL-2 prepared as a purified drug substance and ready for fill/finish by SERAGEN, manufactured by CBSH pursuant to the applicable Manufacturing and Release Requirements set forth in the Production Record and in CBSH part #60-104.

1.13 "Food and Drug Act" shall mean the Food, Drug and Cosmetic Act, as set forth in 21 U.S.C. 301-391.

1.14 "Intellectual Property" shall mean all know-how, copyrights, designs, databases, mask works, patents, trademarks, trade names and other proprietary data and rights, and all registrations and applications therefor.

1.15 "Lot" shall mean, as applicable, (i) the total number of vials of First Gen FDP and Second Gen FDP resulting from a single fill and finishing process or
(ii) the total number of vials qualified as part of a reference standard qualification or re-qualification.

1.16 "Manufacturing and Release Requirements" shall mean any and all Specifications and release requirements mutually agreed on between the Parties for Fermentation Pellets, First Gen PDS, or Second Gen PDS as the case may be, and as to each, its manufacture, including, without limitation, all raw materials, solvents, reagents, processing, storage, shipping and packaging specifications and necessary test protocols, release specifications, Certificates of Analysis and other documentation required to describe, control and assure the quality manufacture and testing of each in compliance with the applicable Regulatory Requirements, all as contained in the Production Record or the MRR Documentation and any SOPs which govern the manufacture, storage, handling and testing of each.

1.17 "MRR Documentation" means all production and release documentation as described in Exhibit "A".

1.18 "Party" or "party" shall mean either SERAGEN or CBSH, and the terms "Parties" or "parties" shall, as appropriate, mean SERAGEN and CBSH.

1.19 "Process Improvements" shall mean any improvement made to the method of manufacture of Fermentation Pellets, First Gen PDS and/or Second Gen PDS.


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1.20 "Product" shall mean Fermentation Pellets, First Gen PDS, Second Gen PDS,
First Gen FDP and/or Second Gen FDP.

1.21 "Product Intellectual Property" shall mean all Intellectual Property which is specifically related to the Product and its method of manufacture, including Process Improvements which are specifically related to the Product. Product Intellectual Property shall not include Intellectual Property (including Process Improvements) that relates generally to the development and manufacture of biopharmaceuticals and that has application to and or value for developing and manufacturing biopharmaceuticals other than the Product.

1.22 "Production Record" means the documentation that contains a detailed description of the manufacturing process for Fermentation Pellets, First Gen PDS or Second Gen PDS, as the case may be, and any other instructions to be followed by CBSH in the production of Fermentation Pellets, First Gen PDS and/or Second Gen PDS.

1.23 "Regulatory Agency" shall mean, as of the Effective Date of this Agreement, the regulatory agencies with authority over the manufacture, testing and/or shipment of Product, and as further defined or supplemented pursuant to Exhibit "D".

1.24 "Regulatory Requirements" means the cGMP in effect at the particular time, issued or required by the Regulatory Agency for the methods to be used in, and the facilities and controls to be used for, the manufacture, processing, packaging and storage of the manufactured Product.

1.25 "Second Gen FDP" shall mean the final drug product processed and/or packaged in its final dosage form resulting from formulation and fill of Second Gen PDS and whose samples are received by CBSH under CBSH part #90-304-02.

1.26 "Second Gen PDS" shall mean DAB389IL-2 prepared as a purified drug substance and ready for formulation, fill and finish by SERAGEN, manufactured by CBSH pursuant to the applicable Manufacturing and Release Requirements set forth in the Production Record and in CBSH part #60-304.

1.27 "SERAGEN Authorized Personnel" shall mean SERAGEN or Ligand Pharmaceuticals Incorporated personnel set forth on attached Exhibit "F."

1.28 "Shipment Date" shall mean the date designated by SERAGEN in writing upon which Fermentation Pellets, First Gen PDS and/or Second Gen PDS will be delivered by CBSH to SERAGEN's designated carrier.

1.29 "SOPs" shall mean standard operating procedures related to the Product and the process of manufacturing the Product, as approved by both SERAGEN and CBSH.

1.30 "Specifications" shall mean any and all specifications mutually agreed on between the Parties for the manufacture of Fermentation Pellets, First Gen PDS and/or Second Gen PDS, including, without limitation, all raw materials, solvents, reagents and processing specifications contained within the MRR Documentation and part of the Manufacturing and Release Requirements.


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1.31 "Summary of Testing" shall mean the form that is used to report the results of testing for which there are no corresponding Specifications or for First Gen FDP and/or Second Gen FDP which is not released by CBSH; the responsibility for release of such First Gen FDP and/or Second Gen FDP rests with SERAGEN.

                                   ARTICLE II

                             MANUFACTURE AND SUPPLY
                   OF FERMENTATION PELLETS, FIRST GEN PDS, AND
                       SECOND GEN PDS AND RELATED SERVICES

2.01 MANUFACTURE AND SUPPLY OF FERMENTATION PELLETS, FIRST GEN PDS AND/OR SECOND GEN PDS. CBSH shall, from time to time, as requested by SERAGEN, manufacture and supply to SERAGEN Fermentation Pellets, First Gen PDS and/or Second Gen PDS produced, tested and packaged according to the Manufacturing and Release Requirements under the terms and conditions of this Agreement, and in accordance with all Regulatory Requirements.

2.02 VALIDATION REQUIREMENTS.

     (a) SECOND GENERATION VALIDATION. CBSH shall provide validation for all equipment, manufacturing processes and procedures, cleaning processes and procedures, and analytical test methodologies (together "Equipment and Procedures") which are used in the manufacture and testing of Second Gen PDS and testing of Second Gen FDP, in accordance with a mutually agreed-upon validation plan according to the rates set forth in Exhibit "C".

     (b) MAINTENANCE OF CURRENT & FUTURE VALIDATIONS. CBSH shall use commercially reasonable efforts to maintain the current and all future validations for all Equipment and Procedures which are used in the manufacture and testing of Fermentation Pellets, First Gen PDS and/or Second Gen PDS and testing of First Gen FDP and/or Second Gen FDP. CBSH shall use commercially reasonable efforts to maintain such validations in accordance with cGMP.

     (c) ADDITIONAL VALIDATIONS. Additional validations that may be requested by SERAGEN (i) in connection with the manufacture and testing of Fermentation Pellets, First Gen PDS, Second Gen PDS, First Gen FDP and/or Second Gen FDP or (ii) to comply with the Regulatory Requirements of a Regulatory Agency, will be executed as described in the terms and conditions of this Agreement. All such additional validations will be performed in accordance with the Additional Services rates set forth in Exhibit "B". Any other additional validations not covered by this Section 2.02(c) shall be at CBSH's cost and expense.

2.03 REGULATORY INSPECTIONS. CBSH shall prepare for, submit to and endeavor to pass all inspections deemed necessary by the Regulatory Agencies, and both Parties shall cooperate to allow CBSH to promptly correct all deficiencies, and both Parties shall cooperate, such that CBSH is able to timely manufacture and supply Fermentation Pellets, First Gen PDS and/or Second Gen PDS for SERAGEN. Cost for such preparations, inspections and corrective actions


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for Fermentation Pellets, First Gen PDS, and/or Second Gen PDS-related inspections will be in accordance with the Additional Services rates set forth in Exhibit "B".

2.04 DEVIATIONS & INVESTIGATIONS. SERAGEN shall be notified in writing of all process deviations, manufacturing failures, errors/accidents and out-of-specification results, which are significant in each case, within one (1) working day of CBSH's knowledge of such. For purposes of this Section 2.04, all such notifications must be made by facsimile transmission to the current "Director, Quality Assurance & Compliance" for Ligand Pharmaceuticals Incorporated ("LIGAND") and LIGAND quality assurance (quality assurance hereinafter referred to as "QA"), which shall be deemed received upon confirmation of facsimile transmission, and those notice provisions set forth in
Section 10.01 shall not be applicable. SERAGEN and CBSH shall agree on the scope and timing of resulting investigations as well as process changes for any subsequent Batches, all as consistent with cGMP and/or Regulatory Requirements.

2.05 RELEASE TESTING. CBSH shall, from time to time as requested by SERAGEN, perform analytical release testing using validated procedures for First Gen FDP and Second Gen FDP according to SOPs. CBSH shall perform the work detailed in all SOPs under cGMP conditions, and shall perform the work as detailed in the SOPs within the time defined in the SOP, including laboratory testing, QA review of data and final report. In the event that SERAGEN requests a repeat of a test, and the request is in accordance with CBSH's retest policy, CBSH shall begin the work within one (1) week of the request, and complete the work within the time specified in the SOPs. In the event that analytical results fail to meet Specifications or acceptance criteria as defined in the SOPs or Manufacturing and Release Requirements, CBSH will undertake any resulting investigations and other action required as per cGMP and CBSH internal standard operating procedures or protocols. Any investigations other than those required by cGMP and/or CBSH internal standard operating procedures or protocols and if requested by SERAGEN will be performed in accordance with the Additional Services rates set forth in "Exhibit B." Although CBSH will be performing First Gen FDP and Second Gen FDP release testing, SERAGEN is, and at all times will remain, responsible for final release of the First Gen FDP and Second Gen FDP for sale and/or use. CBSH assumes no responsibility or liability whatsoever related to final release of First Gen FDP and Second Gen FDP for sale and/or use.

2.06 STABILITY TESTING. CBSH shall, from time to time, as requested by SERAGEN, perform stability testing using validated procedures for First Gen FDP, Second Gen FDP, Fermentation Pellets, First Gen PDS and/or Second Gen PDS, according to SOPs. CBSH shall perform the work detailed in all SOPs or protocols under cGMP conditions, and shall perform the work as detailed in the SOPs or protocols within the time defined in the SOP or protocol, including laboratory testing, QA review of data and final report. In the event that SERAGEN requests a repeat of a test/SOP or protocol, CBSH shall begin the work within one (1) week of the request, and complete the work within the time specified in the SOPs or protocols. In the event that stability test results fail to meet Specifications or acceptance criteria as defined in the SOPs, protocols, or Manufacturing and Release Requirements, CBSH will undertake any resulting investigations and other action required as per cGMP and CBSH internal standard operating procedures or protocols. Any stability testing or investigations other than those required by cGMP and/or CBSH internal standard operating procedures or protocols and if requested by


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SERAGEN will be performed in accordance with the Additional Services rates set forth in "Exhibit B."

2.07 FORECASTS. SERAGEN will provide CBSH with an initial preliminary non-binding forecast for production of Fermentation Pellets, First Gen PDS and/or Second Gen PDS, covering the calendar year 2004, no later than ten (10) business days following the date of last signature below. Thereafter, on or before each December 31st (as to July through December of the following calendar year) and June 30th (as to January through June of the following calendar year) during the Term of the Agreement, SERAGEN will provide CBSH with a twelve (12) month preliminary non-binding forecast for production of Fermentation Pellets, First Gen PDS and/or Second Gen PDS. CBSH shall notify SERAGEN within ten (10) business days of receipt of each forecast if it anticipates that it will be unable to meet any or all of the last six (6) months of the forecasted requirements, provided however, that failure to make such notification will not obligate CBSH to supply amounts of Fermentation Pellets, First Gen PDS and/or Second Gen PDS beyond the limitations set forth below in Section 2.08.

2.08 PURCHASE ORDERS. SERAGEN will provide CBSH with the initial binding purchase order for production of Fermentation Pellets, First Gen PDS and/or Second Gen PDS requirements, covering the first six (6) months of calendar year 2004 and providing CBSH with no less than six (6) months lead time on the first proposed Batch Acceptance Date, no later than ten (10) business days following the date of last signature below. Thereafter, on or before each December 31st (as to July through December of the following calendar year) and June 30th (as to January through June of the following calendar year) during the Term of the Agreement, SERAGEN will provide CBSH with a six (6)-month binding purchase order for production of Fermentation Pellets, First Gen PDS and/or Second Gen PDS requirements. All binding purchase orders submitted by SERAGEN for manufacture of Fermentation Pellets, First Gen PDS and/or Second Gen PDS must contain Batch Acceptance Date(s) for such Fermentation Pellets, First Gen PDS and/or Second Gen PDS within the relevant time period covered by such purchase order. If CBSH is unable to meet a Batch Acceptance Date, CBSH shall notify SERAGEN within ten
(10) business days of receipt of a purchase order and CBSH and SERAGEN shall work together, in good faith, to set an amended Batch Acceptance Date which is acceptable to both Parties. SERAGEN shall provide CBSH with a binding purchase order for First Gen FDP and/or Second Gen FDP release/stability testing and/or Fermentation Pellets, First Gen PDS and/or Second Gen PDS stability testing at least one (1) month prior to the scheduled initiation of the testing.

If SERAGEN requires additional manufacture of Fermentation Pellets, First Gen PDS and/or Second Gen PDS before or during any period that is over and above the quantity specified in the binding purchase order for such period, SERAGEN shall submit additional purchase order(s) for such additional Fermentation Pellets, First Gen PDS and/or Second Gen PDS. Such additional purchase orders shall be submitted to CBSH as soon as SERAGEN becomes aware of such additional quantity needs, but no later than ninety (90) days prior to the Batch Acceptance Date set forth in a binding purchase order for that additional quantity. CBSH will use commercially reasonable efforts to fulfill such additional purchase orders, but, subject to the foregoing, CBSH is under no obligation to accept and/or to fulfill any additional purchase order(s) for Fermentation Pellets, First Gen PDS and/or Second Gen PDS to the extent such purchase order(s), (i) when aggregated with previously received purchase orders for such period, exceeds


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by more than *** the amounts set forth in the binding portion of the forecast related to such period and submitted in accordance with Section 2.07, or (ii) cannot be filled due to circumstances arising under Section 10.10. CBSH shall notify Seragen in writing within ten (10) business days of receipt of any such additional purchase order(s) which CBSH rejects and/or will be unable to fulfill. If such notice is not received by SERAGEN within ten (10) business days of CBSH's receipt of such additional purchase order(s), the additional purchase order(s) shall be deemed accepted by CBSH.

CBSH shall notify SERAGEN, within ten (10) business days of receipt of a purchase order, of the scheduled commencement date for manufacture of Fermentation Pellets, First Gen PDS and/or Second Gen PDS.

Purchase orders shall be submitted by LIGAND on behalf of SERAGEN in substantially the form shown on Exhibit "E" hereto. In the event of a conflict between the terms and conditions listed on the reverse side of the purchase order and this Agreement, this Agreement shall govern. Unless otherwise noted on the face of such form, the Batch Acceptance Date shall appear under the title "Delivery Date".

2.09 SUPPLY AND STORAGE OF MATERIALS. CBSH shall be responsible for planning, ordering and maintaining an adequate supply of components, supplies, raw materials and reagents meeting the Specifications that are necessary to manufacture Fermentation Pellets, First Gen PDS and/or Second Gen PDS and to provide the services as described in this Agreement. Reference standard and controls qualification, maintenance and storage will be provided by CBSH in accordance with cGMP and all other Regulatory Requirements. Reference standard and controls qualifications shall be provided in accordance the applicable rates set forth in Exhibit "B." Further, CBSH shall provide facilities to adequately store and maintain all raw materials, reagents, and intermediates in accordance with Specifications. CBSH shall ensure that appropriate diligence, caution and management are taken in CBSH's storage and control of key cell lines and other reagents owned by SERAGEN which are directly related to the testing of First Gen FDP and/or Second Gen FDP and Fermentation Pellets, First Gen PDS and/or Second Gen PDS, such as, but not limited to, applicable cell lines and antibodies.

2.10 STORAGE OF FERMENTATION PELLETS, FIRST GEN PDS AND/OR SECOND GEN PDS. CBSH will store Fermentation Pellets if manufactured by CBSH under a purchase order in accordance with Section 2.08 and up to an amount necessary to manufacture a twelve (12)-months' supply of First Gen PDS and Second Gen PDS, as determined by the forecast submitted for such period, plus a *** safety stock. In addition, CBSH will store First Gen PDS and Second Gen PDS for up to twelve (12) months following the applicable Batch Acceptance Date. CBSH may store quantities of Fermentation Pellets, First Gen PDS or Second Gen PDS in excess of those set forth above and/or may store such for periods of time in excess of those set forth above at the storage rates set forth in Exhibit "B."

2.11 MANUFACTURING PROCESS CHANGES. Manufacturing and Release Requirements cannot be changed unless agreed to in a dated, written document signed by the Parties and incorporated into the Production Record. In addition, if any Regulatory Agency having jurisdiction in any country where SERAGEN is selling First Gen FDP and/or Second Gen FDP requires any changes to the Fermentation Pellets, First Gen PDS and/or Second Gen PDS Specifications,


***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.


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CBSH shall make reasonable efforts to make the required changes per section
3.02, so long as such changes do not conflict with cGMP. In the event amendments or supplements are required to the Specifications for the purpose of complying with current Regulatory Requirements, the Parties shall mutually agree on appropriate amendments or supplements and shall incorporate or include such amendment or supplement in or as part of the Production Record. Such activities shall be additional services if they are requested by SERAGEN (i) in connection with the manufacture and testing of Fermentation Pellets, First Gen PDS, Second Gen PDS, First Gen FDP and/or Second Gen FDP or (ii) to comply with the Regulatory Requirements of a Regulatory Agency, and will be performed in accordance with the Additional Services rates set forth in Exhibit "B".

2.12 PROCESS IMPROVEMENTS. Each of CBSH and SERAGEN shall have the right to request changes to implement Process Improvements or to reduce the cost of manufacturing at the Facility, by written notice delivered to the other party. CBSH and SERAGEN shall meet as soon as possible after such notification to discuss such changes, the cost impact of such changes and the continued provision of Fermentation Pellets, First Gen PDS and/or Second Gen PDS under this Agreement. No change shall be implemented by CBSH or SERAGEN, whether requested by either of the parties or requested or required by a Regulatory Agency and/or a governmental agency, until the Parties have agreed in writing to such change. Under no circumstances shall this section be construed to require either Party to agree to changes that do not comply with cGMP. Such activities shall be additional services if they are requested by SERAGEN (i) in connection with the manufacture and testing of Fermentation Pellets, First Gen PDS, Second Gen PDS, First Gen FDP and/or Second Gen FDP or (ii) to comply with the Regulatory Requirements of a Regulatory Agency, and will be performed in accordance with the Additional Services rates set forth in Exhibit "B".

2.13 QUALITY CONTROL AND QUALITY ASSURANCE. CBSH shall conduct quality control testing and release of Fermentation Pellets, First Gen PDS and/or Second Gen PDS (hereafter referred to as "CBSH QA Release") to SERAGEN or SERAGEN's designated carrier for further processing by SERAGEN in accordance with (a) the methods and procedures described in the Manufacturing and Release Requirements, and (b) current Regulatory Requirements. Shipment by SERAGEN's designated carrier of Fermentation Pellets, First Gen PDS and/or Second Gen PDS shall not occur unless and until (i) CBSH QA Release of the Fermentation Pellets, First Gen PDS and/or Second Gen PDS has occurred, (ii) Batch acceptance of such Fermentation Pellets, First Gen PDS and/or Second Gen PDS has occurred in accordance with Section 2.14(a) and (iii) the occurrence of the designated Shipment Date. Batch acceptance by SERAGEN will be based solely upon SERAGEN's review of the complete MRR Documentation supplied by CBSH and SERAGEN's internal standard operating procedures related to the manufacture of Fermentation Pellets, First Gen PDS and/or Second Gen PDS or otherwise in accordance with Section 2.14(a). CBSH shall retain all records pertaining to testing as required by cGMP.

2.14 NON-CONFORMING MANUFACTURED PRODUCT.

     (a) REJECTION BY SERAGEN. CBSH shall provide SERAGEN's QA and Compliance department with copies of completed MRR Documentation listed in Exhibit "A", and shall endeavor to do so within ten (10) business days of CBSH QA Release of Fermentation Pellets, First Gen PDS and/or Second Gen PDS.


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          Within thirty (30) days after SERAGEN's receipt of all MRR
          Documentation, SERAGEN shall determine by review of the MRR Documentation whether or not, in SERAGEN's sole opinion, the given Batch of Fermentation Pellets, First Gen PDS and/or Second Gen PDS conforms to the Manufacturing and Release Requirements, and was manufactured in accordance with cGMP; provided that CBSH provides timely answers to information requests and resolution of issues arising from SERAGEN's review of MRR Documentation. If within the thirty (30) day period, SERAGEN QA makes a determination that SERAGEN believes the Batch to be nonconforming, SERAGEN shall have the right to reject the Batch in its entirety and shall notify CBSH in writing within the thirty (30) day period. If SERAGEN does not submit written notice of rejection within such thirty (30) day period, the Batch will be deemed accepted by SERAGEN. In the event that SERAGEN desires to accept the Batch prior to the end of the thirty (30) day period, SERAGEN will fax a signed Batch acceptance form specifying the new Batch Acceptance Date(s) to CBSH's Director of QA. Any dispute between CBSH and SERAGEN as to whether or not a Batch that has been rejected by SERAGEN is nonconforming will be resolved in accordance with the procedures set forth in Section 2.14(c). Replacement of a non-conforming Batch shall be in accordance with Section 2.14(d).

     (b) REJECTION BY CBSH. CBSH shall notify SERAGEN promptly of rejection of a Batch by CBSH QA or any delay or irregularity encountered during manufacture which could lead to a rejection per SOPs. Any dispute between CBSH and SERAGEN as to whether or not a Batch that been rejected by CBSH is nonconforming will be resolved in accordance with the procedures set forth in Section 2.14(c). Replacement of a non-conforming Batch shall be in accordance with Section 2.14(d).

     (c) RESOLUTION OF DISPUTES. In the event of a dispute between the Parties over the validity of a Batch rejection for non-conformance of Fermentation Pellets, First Gen PDS and/or Second Gen PDS pursuant to
          Section 2.14(a), the Parties agree to submit a representative sample of the rejected Batch to a qualified independent cGMP test facility to be agreed upon by the Parties, and to accept the results of the testing performed by that facility as binding with regard to that Batch. The testing procedures utilized must be formally transferred and qualified and/or validated at the independent test facility prior to the independent testing facilities commencement of the testing. In the event that the independent test facility confirms that a Batch was improperly rejected, all expenses related to such testing shall be borne by SERAGEN. In the event that the independent testing facility confirms that a Batch was properly rejected, all expenses related to such testing shall be borne by the Party deemed responsible for such non-conformance per Section 2.14(d). The Parties agree to make good faith efforts to resolve disputes regarding non-conformance of Fermentation Pellets, First Gen PDS and/or Second Gen PDS, including disputes regarding the source of or cause of any non-conformance, within sixty (60) days of initiation of the dispute.

          In the event that the Parties cannot resolve a dispute regarding
          (i) the cause of a

          Batch's non-conformance with Fermentation Pellet, First Gen PDS and/or Second Gen PDS Specifications and/or failure to meet the Manufacturing and Release Requirements, (ii) conformance of a Batch with cGMP, or (iii) conformance of a Batch with the required MRR Documentation, the Parties shall submit the issue to a mutually agreed upon arbitrator. Such arbitrator, employing the Commercial Arbitration rules of the American Arbitration Association, will determine whether the Batch was produced in conformity with cGMP and/or whether CBSH personnel followed and executed the Production Record and required MRR Documentation as written and approved by both Parties. The findings of the arbitrator shall be binding on the Parties. CBSH shall bear such expenses of the arbitration proceeding if and only if the findings of the arbitrator confirm the Fermentation Pellets' First Gen PDS's and/or Second Gen PDS's nonconformity with cGMP and/or a failure of CBSH personnel to follow and execute the Production Record and required MRR Documentation as written and approved by both Parties, and SERAGEN shall bear such expenses if the findings of the arbitrator confirm that the Fermentation Pellets, First Gen PDS and/or Second Gen PDS were manufactured in accordance with cGMP and/or that CBSH personnel followed and executed the Production Record and required MRR Documentation as written and approved by both Parties.

     (d) REPLACEMENT OF NONCONFORMING PRODUCT. Fermentation Pellets, First Gen PDS and/or Second Gen PDS. In the event that SERAGEN and CBSH mutually agree or an arbitrator determines, pursuant to Section 2.14(c), that a Batch of Fermentation Pellets, First Gen PDS and/or Second Gen PDS is non-conforming due to (i) the failure of CBSH personnel or subcontractors to follow cGMP, (ii) the failure of CBSH personnel or subcontractors to follow and execute the Production Record and required MRR documentation as written and approved by both Parties,
          (iii) the failure of the Facility equipment or utilities, (iv) the failure or non-conformance of the raw materials with SOPs or Specifications, (v) the breach of CBSH's obligations, representations or warranties hereunder or (vi) the acts or omissions of CBSH's subcontractors, CBSH shall replace all such Batches at its expense, reimburse SERAGEN for the cost of the Fermentation Pellets used in the manufacture of the nonconforming First Gen PDS and/or Second Gen PDS at the cost paid by SERAGEN for such pellets, and shall reimburse SERAGEN for any reasonable charges incurred by SERAGEN for shipping or storage, if applicable, of the nonconforming Batch. SERAGEN and CBSH shall promptly and mutually agree upon new dates for the initiation and completion, by CBSH, of the manufacture of a replacement Batch of Fermentation Pellets, First Gen PDS and/or Second Gen PDS, if required to meet any outstanding purchase order(s). Notwithstanding the foregoing, CBSH shall have no obligation to manufacture a replacement Batch, and shall have no liability to SERAGEN whatsoever, unless it is determined in accordance with the procedures set forth in Section 2.14(c) that any one of any combination of events set forth in subsections (i) through (vi) of this Section 2.14(d) have resulted in the Batch of Fermentation Pellets, First Gen PDS and/or Second PDS being non-conforming. SERAGEN acknowledges and agrees that, except for the indemnifications provided in Article VII hereunder, its sole remedy with respect to nonconforming Fermentation Pellets, First Gen PDS and/or Second Gen PDS is as set forth in this Section 2.14, and in furtherance thereof, SERAGEN hereby waives all other remedies at law or in equity regarding the foregoing claims.

          In the event that a replacement Batch is commenced prior to a final determination, in accordance with Section 2.14(c), as to the cause of a non-conforming Batch, and the Parties subsequently determine that the replacement Batch is not required, SERAGEN will bear the costs associated with the manufacture of the replacement, up to the time of such determination. SERAGEN and CBSH will negotiate in good faith, terms for the continuance or discontinuation of the manufacture of any such replacement Batch.

     (e) DESTRUCTION OF NONCONFORMING PRODUCT. Fermentation Pellets, First Gen PDS and/or Second Gen PDS. CBSH shall destroy, after thorough investigation and upon determination that no further action can be taken, all Fermentation Pellets, First Gen PDS and/or Second Gen PDS in CBSH's possession, which is deemed to be nonconforming in accordance with Section 2.14(c) and upon written authorization from SERAGEN Destruction shall be in accordance with all applicable laws and regulations (including without limitation, environmental laws and regulations) and in a manner to which SERAGEN has given its prior written approval. Such Fermentation Pellets, First Gen PDS and/or Second Gen PDS shall not be sold, reprocessed, salvaged, reclaimed or otherwise reused in any manner by CBSH. SERAGEN, or its designees, shall return all non-conforming Batches to CBSH, whose non-conformance is attributable to CBSH in accordance with Sections 2.14 (c & d), for destruction at CBSH's expense. The cost and expense of the destruction of Batches determined to be nonconforming in accordance with Sections
          2.14 (c & d), whose nonconformance is not attributable to CBSH, shall be the sole responsibility of SERAGEN. Representatives of SERAGEN shall be permitted to witness the destruction of nonconforming Fermentation Pellets, First Gen PDS and/or Second Gen PDS under this section, and shall receive from CBSH proof of such destruction, upon written request.

2.15 ADDITIONAL SERVICES; PROJECT SCOPE CHANGE ORDER PROCESS. Services in addition to those described elsewhere in Article II (such as but not limited to: cell line stock storage and regulatory/CMC consulting) may be requested of CBSH from time to time by SERAGEN. All additional services requested by SERAGEN in accordance with this Agreement will be provided by CBSH in accordance with cGMP and all other Regulatory Requirements as applicable. Requests for such additional services must be submitted in writing by SERAGEN to CBSH, and, specifications, procedures, processes and other related activities must be mutually agreed upon by both Parties prior to commencement of those services by CBSH. Pricing for such services shall be billed at the applicable rates set forth in Exhibit "B". In addition, any project scope change orders or requests for additional services shall be mutually agreed to by the Parties, and implemented pursuant to a Manufacturing Services Agreement: Additional Services Quotation attached to this Agreement as Exhibit "H". In addition, if the project scope change or additional services will cause additional costs to CBSH, LIGAND, on behalf of SERAGEN, will submit a purchase order for such in the form attached to this Agreement as Exhibit "E".

                                  ARTICLE III

                       PROVISION OF MANUFACTURING SERVICES

3.01 FACILITIES, STAFFING, MATERIALS, EQUIPMENT. CBSH shall perform all manufacturing, storage, handling, packaging and testing of First Gen FDP, Second Gen FDP Fermentation Pellets , First Gen PDS and /or Second Gen PDS at the Facility or other testing facility as agreed to by the Parties. CBSH shall use commercially reasonable efforts to maintain at all times such staffing, supplies, equipment, facilities and expertise as are sufficient to ensure it has the ability to supply Fermentation Pellets, First Gen PDS and/or Second Gen PDS and to perform services in accordance with the terms of this Agreement.

3.02 PRODUCT CHANGE ORDER PROCEDURE. Both parties shall provide one another with thirty (30) days prior written notice, and receive SERAGEN's prior written consent before making any changes in the raw materials, process, procedures, suppliers, facilities, equipment, testing, packaging and labeling Specifications or other significant changes. If the Parties agree that such changes do not have a Regulatory Requirement impact, they may thereafter be implemented. If, however, such changes have a Regulatory Requirement impact, not only must both Parties agree to the proposed change prior to implementation, in addition, all necessary approvals of applicable Regulatory Agencies must be received prior to implementation.

3.03 MAINTENANCE OF SUPPLIER QUALIFICATION. At CBSH's cost and expense, CBSH shall maintain current supplier qualification of raw materials, reagents, solvents, and packaging components used in the manufacture of Fermentation Pellets, First Gen PDS and/or Second Gen PDS according to CBSH's written procedures consistent with cGMPs. A list of current critical suppliers, as of the Effective Date, has been attached to this Agreement as Exhibit "G1". CBSH shall receive SERAGEN's written consent prior to using any new critical supplier of raw materials, reagents, solvents, or packaging components used in the manufacture of Fermentation Pellets, First Gen PDS and/or Second Gen PDS. Pursuant to cGMPs, only suppliers qualified according to CBSH's supplier qualification program shall be used in the manufacture of Fermentation Pellets, First Gen PDS and/or Second Gen PDS.

3.04 SUBCONTRACTING. CBSH shall receive SERAGEN's written consent prior to entering into any new subcontract with any third party for the provision of services under this Agreement, including the manufacture, storage, handling, packaging and testing of Fermentation Pellets, First Gen PDS , Second Gen PDS , First Gen FDP and Second Gen FDP. A list of subcontractors, as of the Effective Date, has been attached to this Agreement as Exhibit "G2". Any third party or contract laboratory used for the testing of Fermentation Pellets, First Gen PDS, Second Gen PDS, First Gen FDP and/or Second Gen FDP or intermediates must (i) be approved by SERAGEN in advance, (ii) have signed a confidentiality agreement with CBSH, substantially in the form previously approved in writing by SERAGEN,
(iii) have completed a successful qualification/validation by CBSH or SERAGEN, or a SERAGEN designated contractor, which qualification/validation by SERAGEN or a SERAGEN designated contractor shall be at SERAGEN's cost and (iv) have agreed to provide access to CBSH such that SERAGEN shall have access to the records of such subcontractor to permit SERAGEN to conduct routine annual cGMP audits. A copy of the qualification/validation and procedures and results must be submitted by CBSH to SERAGEN for SERAGEN's approval prior to CBSH's use of the contractor for the designated purposes.

3.05 AUDITS, INVESTIGATIONS, ACCESS.

     (a) SERAGEN shall be allowed to conduct Audits of CBSH facilities. SERAGEN shall send a request to schedule an Audit with CBSH at least sixty
          (60) days prior to the proposed Audit date. SERAGEN shall be permitted to conduct one (1) Audit per calendar year at no expense to SERAGEN; any additional Audits shall be in accordance with the Additional Services rates set forth in Exhibit "B." For purposes of this Section
          3.05 "Audits" shall mean cGMP audits involving the audit and inspection of all elements and systems of the Product manufacturing processes, starting with material receipt, inspection and CBSH QA Release through and including First Gen PDS and/or Second Gen PDS, as applicable.

     (b) In addition, with at least five (5) days advance notice, SERAGEN shall be permitted to investigate/audit CBSH facilities and records in the event of any failure of any Batch to meet Specifications, any major deviation from Specifications, Batch failure(s) or any regulatory actions, violations or complaints relevant to this Agreement.

     (c) With at least five (5) days advance notice, SERAGEN's authorized representative(s) shall be allowed during regular business hours to monitor activities and procedures related to the manufacture of Fermentation Pellets, First Gen PDS and/or Second Gen PDS under this Agreement. SERAGEN's authorized representatives shall be allowed, during regular business hours, to examine and inspect that portion of the Facility required for the manufacture of Fermentation Pellets, First Gen PDS and/or Second Gen PDS under this Agreement, including inspections relating to the manufacture, testing, handling, storage, packaging and labeling of Fermentation Pellets, First Gen PDS and/or Second Gen PDS, and to inspect and request copies of all MRR Documentation following CBSH QA audit of such MRR Documentation related to Fermentation Pellets, First Gen PDS and/or Second Gen PDS, including, but not limited to: Batch records, validation documentation, analytical results on raw materials, components, intermediates and final products, deviation reports, in process testing and reports, trend analysis reports, inspection reports generated by Regulatory Agencies and responses to reports and inspections by Regulatory Agencies (both edited to maintain client confidentiality).

     (d) CBSH shall provide reasonable cooperation to SERAGEN in connection with Audits, investigations, other audits or access pursuant to this
          Section 3.05.

3.06 ADDITIONAL SOURCE ASSISTANCE AND COOPERATION. Upon request by SERAGEN, CBSH shall use commercially reasonable efforts to provide all reasonable assistance and cooperation to SERAGEN in qualifying additional source(s) of manufacture of Fermentation Pellets, First Gen PDS and/or Second Gen PDS. Such assistance shall be provided in accordance with the Additional Services rates set forth in Exhibit "B", and shall include assistance and cooperation in the transfer of manufacturing methods and processes which constitute Product Intellectual Property, including but not limited to the Production Records, solution preparation documents, pertinent QC assay and manufacturing SOPs, equipment specifications, QC assay validation protocols, process validation protocols and such other technology and know-how owned by or licensed to SERAGEN.

3.07 INFORMATION. CBSH shall provide SERAGEN copies of all MRR Documentation relating to the services provided and Fermentation Pellets, First Gen PDS and/or Second Gen PDS supplied under this Agreement. All such MRR Documentation shall be provided within 10 business days of CBSH QA Release.

3.08 TAXES. Subject to the provisions of this Section 3.08, SERAGEN shall reimburse CBSH for any applicable sales tax that may be paid by CBSH with respect to the sales of the Fermentation Pellets, First Gen PDS and/or Second Gen PDS to SERAGEN pursuant to this Agreement. Notwithstanding the foregoing, SERAGEN shall have no reimbursement obligations under this Section 3.08 to the extent that (i) such taxes are based on CBSH's net income, or (ii) such taxes are recoverable or offset by CBSH.

                                   ARTICLE IV

                    STANDARDS OF CARE AND COMPLIANCE WITH LAW

4.01 GENERAL. CBSH shall manufacture and supply Fermentation Pellets, First Gen PDS and/or Second Gen PDS and services in accordance with current regulatory standards prevailing in the pharmaceutical industry. Without limiting the foregoing, CBSH shall exercise all due and reasonable care with regard to any biological raw materials, work-in-process, clinical products or finished products in its custody relating to the Fermentation Pellets, First Gen PDS and/or Second Gen PDS and their respective manufacture.

4.02 COMPLIANCE WITH APPLICABLE LAW. CBSH shall comply with all applicable laws, requirements, rules, regulations and standards prescribed by public authorities (including the Food and Drug Act) in supplying Fermentation Pellets, First Gen PDS and/or Second Gen PDS and services and shall maintain all necessary records to comply with these applicable laws, requirements, rules, regulations and standards. Without limiting the foregoing, CBSH shall comply with current Regulatory Requirements.

4.03 DOCUMENTS AND REPORT RETENTION. CBSH shall use commercially reasonable efforts to ensure that documents required to be retained according to cGMP are stored in a confidential manner to maintain their integrity and protection from fire and other hazards, for the required length of storage.

4.04 REGULATORY/CMC CONSULTING AND/OR ASSISTANCE. CBSH shall participate and provide information and data, excluding confidential business and proprietary information of CBSH, as are reasonably requested by SERAGEN to support regulatory submissions. These activities may include but are not limited to drug product complaint investigations, annual product reviews, and biologics product deviation reporting. CBSH shall cooperate fully with SERAGEN in promptly filing all documents and reports required or reasonably requested by any Regulatory

Agency in a form reasonably acceptable to SERAGEN, and shall provide SERAGEN with such information and assistance as SERAGEN may require with regard to those filings, including all reports, authorizations, certificates, methodologies, specifications and other documentation in the possession of or under the control of CBSH, and shall ensure that the content of all submissions is suitable for regulatory filings. SERAGEN shall reimburse CBSH for all such consulting and/or assistance at the Additional Services rates set forth in Exhibit "B".

4.05 DEBARMENT. CBSH represents and warrants to SERAGEN that it has neither been debarred nor is subject to debarment and that it will make commercially reasonable efforts to not use in any capacity, in connection with Fermentation Pellets, First Gen PDS and/or Second Gen PDS or services to be supplied under this Agreement, any person who has been debarred pursuant to subsections 306(a) or 306(b) of the Food and Drug Act or who is the subject of a conviction described in such Food and Drug Act. CBSH agrees to inform SERAGEN immediately in writing if it is, or becomes aware, that any person who is performing services hereunder on behalf of CBSH is debarred or is the subject of a conviction described in subsections 306(a) or 306(b) of the Food and Drug Act or if any action, suit, claim, investigation, or proceeding is pending or, to the knowledge of CBSH threatened, relating to the debarment of CBSH or any person performing services on behalf of CBSH hereunder.

4.06 COMPLAINTS, ANNUAL PRODUCT REVIEWS, ACCIDENT REPORTING; ADVERSE EVENTS; BIOLOGICS PRODUCT DEVIATION REPORTING. CBSH shall participate and provide information and data, excluding confidential business and proprietary information of CBSH, as are reasonably requested by SERAGEN to support First Gen FDP and Second Gen FDP complaint investigations, annual product reviews, and biologics product deviation reporting. In the event that CBSH receives any complaint or report of adverse drug event(s) as defined by 21 CFR 600.80 (an "Adverse Event") regarding the Product, then CBSH shall notify SERAGEN in writing by facsimile on or before the fifth (5th) calendar day following the receipt thereof; provided that CBSH shall notify SERAGEN in writing by facsimile and by telephone within twenty four (24) hours following the receipt thereof, of any fatal or life-threatening Adverse Event. SERAGEN shall have primary responsibility for fielding, investigating and responding to all Product complaints and Adverse Events. CBSH shall ensure that its manufacturing, QA and quality control personnel cooperate fully with SERAGEN, as appropriate and needed, to investigate any Product complaints or Adverse Events and to provide such information or assistance as is reasonably requested by SERAGEN in order to support SERAGEN's compliance with Adverse Events, field alert and other reporting requirements imposed by any Regulatory Agency. SERAGEN, as the product licensee for Regulatory Agency purposes, shall have the right to exercise full functional control over the resolution of complaints and Adverse Events as required by all applicable regulations. The Parties shall each report to the other on the resolution of complaints and Adverse Events. CBSH will undertake any investigations related to complaints, annual product reviews, accident reporting, adverse events, and biologics product deviation report and other action required as per cGMP and CBSH internal standard operating procedures or protocols. Any such investigations shall be additional services if they are requested by SERAGEN (i) in connection with the manufacture and testing of Fermentation Pellets, First Gen PDS, Second Gen PDS, First Gen FDP and/or Second Gen FDP or (ii) to comply with the Regulatory Requirements of a Regulatory Agency, and will be performed in accordance with the Additional Services rates set forth in Exhibit "B".

4.07 NOTIFICATION OF POTENTIAL LIABILITY. Each Party shall notify the other in writing as soon as is reasonably possible following any event, including receipt of any notice, warning, citation, finding, report or service of process or the occurrence of any release, spill, upset or discharge of hazardous wastes or substances, related to the Fermentation Pellets, First Gen PDS, Second Gen PDS and/or First Gen FDP and Second Gen FDP, or to testing or services provided under this Agreement that could reasonably be expected to give rise to liability on the part of the other Party under any law, rule or regulation prescribed by a public authority or otherwise.

4.08 GOVERNMENTAL COMMUNICATIONS AND INSPECTIONS. The Parties will notify each other within twenty-four (24) hours of their receipt of notice of any inspections of the Facility relating to Fermentation Pellets, First Gen PDS and/or Second Gen PDS, whether prescheduled or unannounced, by a Regulatory Agency and if possible shall give the other Party the opportunity to be present and observe such an inspection. The findings of these inspections shall be provided to the other Party in a manner which protects the confidential information of third parties, to the extent they relate to or impact the manufacture, testing, packaging, storage, or handling of Fermentation Pellets, First Gen PDS and/or Second Gen PDS for SERAGEN or the provision of services to SERAGEN. Both parties shall notify each other within twenty-four (24) hours of receipt of any communications from a Regulatory Agency relating to the Facility or the Product manufactured in the Facility, including any communication or directive from a Regulatory Agency commencing or threatening seizure of any Fermentation Pellets, First Gen PDS and/or Second Gen PDS or other removal of any Fermentation Pellets, First Gen PDS and/or Second Gen PDS. If such communication is a written communication, the notifying Party shall attach a copy of the communication. Otherwise, the notifying Party shall provide a reasonable description to the other Party of the communication. The Parties shall have the right to review in advance any response to the communication or investigation submitted by the other party related to the Product. The Parties shall cooperate fully with each other in providing the information needed for any such communication. The wording and final submission of a response to a communication or investigation shall be the final responsibility of the addressee, provided SERAGEN retains the right to approve in advance the wording and final submission.

4.09 NOTIFICATION AND INVESTIGATION OF ALLEGED DEFECTS. In the event that either Party is notified that Fermentation Pellets, First Gen PDS and/or Second Gen PDS is alleged or proven not to meet Specifications, the Party receiving notice of the failure shall notify the other Party immediately, and both Parties shall cooperate fully regarding the investigation and disposition of the matter.

4.10 ALLOCATION OF BURDEN OF PRODUCT RECALL. In the event (a) any government authority issues a request, directive or order that First Gen FDP and Second Gen FDP prepared from Fermentation Pellets, First Gen PDS and/or Second Gen PDS manufactured by CBSH for SERAGEN be recalled, or (b) a court of competent jurisdiction orders such a recall, or (c) SERAGEN shall reasonably determine that the Product should be recalled, the Parties shall take all appropriate actions to effectuate the recall as determined by SERAGEN and/or by the applicable Regulatory Agency, and shall cooperate in the investigations surrounding the recall. For clarity, as between the Parties, SERAGEN shall have responsibility for and exclusive control of all recall activities. In the event that such recall results from (i) the failure of CBSH personnel or subcontractors to follow cGMP, (ii) the failure of CBSH personnel or subcontractors to follow and execute the Production Record and required MRR documentation as written and approved by both Parties, (iii) the failure of the Facility equipment or utilities, (iv) the failure or non-conformance of the raw materials with SOPs or Specifications,
(v) the breach of CBSH's obligations, representations or warranties hereunder or
(vi) the acts or omissions of CBSH's subcontractors, CBSH shall (A) promptly replace such Fermentation Pellets, First Gen PDS and/or Second Gen PDS necessary for SERAGEN to replace the recalled Batches of First Gen FDP and Second Gen FDP, at no additional cost to SERAGEN, consistent with directions received from the appropriate Regulatory Agency and (B) promptly reimburse SERAGEN for its reasonable direct costs and third-party expenses documented and actually incurred in recalling the affected Product and replacing such Product at the wholesaler level. In all other cases, SERAGEN shall be responsible for the costs and expenses of recall, including the cost of replacement material for the Product. For the purposes of this Agreement, the expenses of recall shall include, without limitation, the expenses of notification and destruction or return of the recalled Fermentation Pellets, First Gen PDS and/or Second Gen PDS and all other costs incurred in connection with such recall, but shall not include lost profits of either Party.

4.11 MATERIAL SAFETY. During the Term of this Agreement and for one year thereafter, each Party shall promptly provide the other Party with all new information, excluding confidential business and proprietary information of the disclosing Party, within its possession or control or otherwise available to the disclosing Party from time to time regarding handling precautions, toxicity and hazards associated with the manufactured Fermentation Pellets, First Gen PDS and/or Second Gen PDS.

4.12 WASTE DISPOSAL. CBSH will conduct the manufacture, storage, packaging, and testing of Fermentation Pellets, First Gen PDS and/or Second Gen PDS for SERAGEN and the provision of additional services, including the disposal of all wastes generated thereby, in conformance with CBSH's waste handling procedures and appropriate local, provincial or national environmental laws or regulations. SERAGEN shall provide CBSH with any information required for environmental assessments, such as disposal requirements, etc. CBSH will provide SERAGEN, upon SERAGEN's written request, with information, documents, and permits reasonably requested by SERAGEN for SERAGEN to perform an environmental assessment to be made available to the Regulatory Agencies through SERAGEN's marketing approval from the relevant Regulatory Agency, including any supplements and/or license, and as required by other appropriate regulatory authorities. Such regulatory assistance shall be performed in accordance with the Additional Services rates set forth in Exhibit "B".

                                   ARTICLE V

                          PRICING, PAYMENT AND DELIVERY

5.01 PRICING. Pricing for manufacture of Fermentation Pellets, First Gen FDP and Second Gen FDP release and stability testing, Fermentation Pellets, First Gen PDS and/or Second Gen PDS stability testing, and any other additional services agreed upon by the Parties shall be as specified in Exhibits "B" and "C" attached hereto.

Pricing for First Gen PDS Batches will be as specified in Exhibit "B"; pricing for Second Gen PDS Batches shall be as set forth in Exhibit "C", and in each case such pricing shall be effective through the first anniversary of the Effective Date and may only be adjusted once as of January

1st of each subsequent calendar year. Pricing for stability testing and additional services will be as specified in Exhibit "B" and such pricing shall be effective through the first anniversary of the Effective Date and may only be adjusted once as of January 1st of each subsequent calendar year. Price adjustments shall include, but are not limited to, changes in: the Consumer Price Index ("CPI"); the cost of reagents, supplies and equipment; or the cost of direct and indirect labor and shall not exceed the lesser of (a) CPI for the prior calendar year or (b) ***. CBSH shall provide SERAGEN written notice of any such price adjustment as promptly as practicable following January 1,which price adjustment shall take effect for purchase orders with Batch Acceptance Dates from and after such January 1.

5.02 PAYMENT TERM. CBSH will aggregate charges and will submit monthly invoices to SERAGEN except as otherwise set forth below,

     (a) terms of payment for Fermentation Pellets, First Gen PDS and/or Second Gen PDS shall be payment due net thirty (30) days from the delivery of MRR Documentation, but not due earlier than the Batch Acceptance Date in effect for such Batch of Fermentation Pellets, First Gen PDS and/or Second Gen PDS, provided all other conditions specified on the face of such purchase order have been met, unless a Batch is determined to be non-conforming pursuant to Section 2.14. In such an event, payment shall be net thirty (30) days following resolution of a dispute over nonconforming Fermentation Pellets, First Gen PDS and/or Second Gen PDS in accordance with the dispute resolution procedure in Section 2.14(c). Payment for Fermentation Pellets, First Gen PDS and/or Second Gen PDS, however, does not in any way impact SERAGEN's rights under this Agreement.

     (b) terms of payment for First Gen FDP and Second Gen FDP release testing shall be net thirty (30) days from receipt by SERAGEN of a complete Summary of Testing and an invoice submitted by CBSH.

     (c) terms of payment for stability testing shall be net thirty (30) days from receipt by SERAGEN of stability data and an invoice submitted by CBSH for scheduled work performed during the preceding month.

     (d) terms of payment for Additional Services provided under this Agreement shall be net thirty (30) days from receipt by SERAGEN of an invoice submitted by CBSH for scheduled work performed during the preceding month.

5.03 MATTERS AFFECTING PRICING OR TESTING. The pricing of Fermentation Pellets, First Gen PDS, Second Gen PDS and/or First Gen FDP and Second Gen FDP as set forth in Exhibits "B" or "C", as applicable, is based upon current Manufacturing and Release Requirements, the current release and stability testing procedures for First Gen FDP and Second Gen FDP, stability testing procedures for Fermentation Pellets, First Gen PDS and/or Second Gen PDS, as well as current Regulatory Requirements. In the event that any Regulatory Requirements change, or the manner of performing release and stability testing for First Gen FDP and Second Gen FDP or stability testing of Fermentation Pellets, First Gen PDS and/or Second Gen PDS changes in such a way to increase or decrease the cost or burden on CBSH to manufacture Fermentation Pellets,


***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

First Gen PDS and/or Second Gen PDS, or perform such release and stability testing, the Parties agree to negotiate an appropriate price adjustment.

5.04 DELIVERY AND SHIPMENT OF FERMENTATION PELLETS, FIRST GEN PDS AND/OR SECOND GEN PDS. Shipment of Fermentation Pellets, First Gen PDS and/or Second Gen PDS shall be FOB the Facility. Fermentation Pellets, First Gen PDS, and/or Second Gen PDS shall be made available to SERAGEN as of the Batch Acceptance Date and will be physically delivered to SERAGEN's designated carrier on the Shipment Date. Fermentation Pellets, First Gen PDS, and/or Second Gen PDS shall not be physically delivered to SERAGEN's designated carrier before the Shipment Date specified by SERAGEN without SERAGEN's prior written consent. Transfer of title and risk of loss of Fermentation Pellets, First Gen PDS and/or Second Gen PDS shall pass to SERAGEN or its designee on the Batch Acceptance Date. The Shipment Date has no bearing on transfer of title or risk of loss as between CBSH and SERAGEN. SERAGEN shall, at its cost, ensure that adequate insurance coverage, for full replacement cost, exists on Fermentation Pellets, First Gen PDS and/or Second Gen PDS in transit to SERAGEN or its designee, in the event that such Fermentation Pellets, First Gen PDS and/or Second Gen PDS is damaged, destroyed or lost, and shall bear all costs of such insurance.

                                   ARTICLE VI

                    CONFIDENTIALITY AND INTELLECTUAL PROPERTY

6.01 CONFIDENTIALITY. The Parties recognize that all non-public information including, where appropriate and without limitation, any information, know-how, patent disclosures, patent applications, structures, models, techniques, processes, compositions, compounds, apparatus and other confidential or proprietary data and information relating to one Party disclosed to the other Party pursuant to this Agreement is of proprietary value and is to be considered highly confidential ("Proprietary Information"). The Parties agree not to use (except in accordance with this Agreement), and not to disclose to any third party, any Proprietary Information except with the prior written consent of the other Party. The foregoing obligations shall survive the expiration or termination of the Agreement for a period of ten (10) years. For purposes of this Article VI, all confidential information specifically relating to the Product and its manufacture acquired or generated by CBSH on behalf of SERAGEN as a result of this Agreement shall be considered to be Proprietary Information disclosed by SERAGEN to CBSH, provided, however, that this shall not impact CBSH's rights to file patent applications and prosecute, maintain, enforce and defend such applications and subsequently issued patents pursuant to the terms of Section 6.05 of this Agreement covering such Proprietary Information.

The obligations of non-use and nondisclosure shall not apply to Proprietary Information that:

     (a) is known by the receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by written records or as proven in a court of law by the receiving Party;

     (b) is at the time of disclosure or thereafter becomes published or otherwise part of the public domain without breach hereof by the receiving Party;

     (c) is subsequently disclosed to the receiving Party by a third party who has no confidentiality obligation to the disclosing Party with respect to the information disclosed;

     (d) is developed by the receiving Party independently of Proprietary Information or other information received from the disclosing Party and such independent development can be properly demonstrated by the receiving Party;

     (e) is disclosed to governmental or other regulatory authorities in order to obtain patents or to gain approval to conduct clinical trials or to market the Product, but such disclosure may be only to the extent reasonably necessary to obtain such patents or authorizations;

     (f) is necessary to be disclosed to sublicensees, agents, consultants, Affiliates, or other third parties for the research and development, manufacturing, or marketing of the Product (or for such parties to determine their interest in performing such activities) in accordance with this Agreement on the condition that such third parties agree to be bound by the confidentiality obligations and use restrictions contained in this Agreement and that the term of such obligations and restrictions for such third parties shall be no less restrictive than the terms of such obligations and restrictions hereunder, but such disclosure may be only to the extent reasonably necessary for such purposes; or

     (g) is required to be disclosed by law or court order, provided that notice is promptly delivered to the other Party in order to provide it with an opportunity to seek a protective order or other similar order with respect to such Proprietary Information, but such disclosure may be only to the extent reasonably necessary to comply with the required disclosure, whether or not a protective order or other similar order is obtained by the other Party.

6.02 CBSH LICENSE. SERAGEN represents and warrants to CBSH that SERAGEN owns all necessary rights to manufacture, market, sell and distribute the Product, to allow CBSH to perform the services as described in this Agreement, and to allow CBSH and SERAGEN to perform their obligations under this Agreement. During the Term of this Agreement, SERAGEN hereby grants to CBSH a paid-up, royalty-free, non-exclusive license, without the right to sublicense or transfer, to all rights held by SERAGEN necessary to manufacture Fermentation Pellets, First Gen PDS and/or Second Gen PDS and to perform services for SERAGEN under this Agreement, but only for such purposes and only to the extent necessary for CBSH to perform its obligations under this Agreement. The parties agree that the grant contained in this section is personal to CBSH only and CBSH agrees to make use of SERAGEN's Proprietary Information only in accordance with this license and only by CBSH.

6.03 INTELLECTUAL PROPERTY.

     (a) All Intellectual Property worldwide related to ideas, innovations or inventions (whether or not patentable) developed solely by CBSH and its employees during the course of fulfilling its obligations under this Agreement, including any

          Process Improvements for manufacture of Fermentation Pellets, First Gen PDS, or Second Gen PDS, shall be solely owned by CBSH.

     (b) Intellectual Property worldwide related to ideas, innovations or inventions (whether or not patentable) developed solely by SERAGEN and its employees while this Agreement is in force, including any Process Improvements, shall be solely owned by SERAGEN.

     (c) Intellectual Property worldwide related to ideas innovations or inventions (whether or not patentable) developed jointly by CBSH and SERAGEN and their respective employees, while this Agreement is in force, including any Process Improvements, shall be jointly owned by the Parties.

CBSH agrees to promptly disclose to SERAGEN as they occur any Intellectual Property developed by CBSH employees or agents during the course of fulfilling its obligations under this Agreement. CBSH represents and warrants that all of its employees and such agents as provide services as permitted hereunder are obligated by written agreement to assign to CBSH any of their inventions that arise as a result of the provision of services under this Agreement.

6.04 SERAGEN LICENSE. CBSH hereby grants to SERAGEN (i) an irrevocable, worldwide, royalty free, fully paid-up exclusive license, with the right to sublicense, under Product Intellectual Property, owned in whole or in part by CBSH, and (ii) an irrevocable, worldwide, royalty free, fully paid-up non-exclusive license, with the right to sublicense, under other Intellectual Property, owned in whole or in part by CBSH, and which is necessary or actually used in the manufacture of Product. Such licenses shall be only for SERAGEN or its sublicensee(s) to make, have made, use and sell the Product, and to offer the Product for sale. The Parties agree that this license does not apply to the use of Intellectual Property for purposes other than to make, have made, use and sell the Product or to offer the Product for sale and CBSH retains all other rights to the Intellectual Property, including the right to license such other rights. Upon request by SERAGEN, CBSH agrees to execute any documents necessary for SERAGEN to exercise its rights under the licenses granted under this provision.

6.05 PATENTS. With respect to Intellectual Property owned solely by SERAGEN or jointly by SERAGEN and CBSH under this Agreement, SERAGEN shall decide, at its sole discretion, whether, when and where to file a patent application and if SERAGEN decides to file a patent application, it shall be solely responsible for filing, prosecuting, maintaining, enforcing and defending such application or subsequently issued patent. Upon request by SERAGEN, CBSH shall provide SERAGEN with reasonable assistance in obtaining any copyright, patent or other Intellectual Property protection covering any Intellectual Property created or developed under this Agreement and owned solely or jointly by SERAGEN, provided that CBSH's costs are paid for by SERAGEN.

With respect to Intellectual Property owned solely by CBSH, CBSH shall first decide whether, when or where to file a patent application. If CBSH decides to file a patent application to protect Intellectual Property, it shall be solely responsible for filing, prosecuting, maintaining, enforcing and defending such application or subsequently issued patent. If CBSH decides not to file a patent application to protect Product Intellectual Property, or decides to abandon an existing patent or patent application covering Product Intellectual Property, it shall promptly notify SERAGEN of its decision and SERAGEN shall have the right to file a patent application to protect Product Intellectual Property, or to maintain the existing patent or patent application. If SERAGEN exercises its rights to assume responsibility for Product Intellectual Property abandoned by CBSH under this provision, CBSH shall assign its rights to the Product Intellectual Property to SERAGEN and shall provide SERAGEN with reasonable assistance in obtaining patent protection, provided that CBSH's costs are paid for by SERAGEN.

6.06 NO PUBLICITY. No Party shall disclose the terms of this Agreement without the prior written consent of the other Party. Nothing in the foregoing, however, shall prohibit a Party from making such disclosures to the extent deemed necessary under applicable federal or state securities laws or any rule or regulation of any nationally recognized securities exchange; in such event, however, the disclosing Party shall use good faith efforts to consult with the other Party prior to such disclosure and where applicable, shall request confidential treatment to the extent available. In addition, CBSH may disclose the identity of SERAGEN as a customer of CBSH to other customers and potential customers.

6.07 TRADEMARKS AND TRADE NAMES. The Parties hereby acknowledge and agree that neither Party has acquired, nor shall it acquire by virtue of the Agreement or the activities contemplated hereby, any interest in any of the other Party's trademarks or trade names.

6.08 INJUNCTIVE RELIEF. The Parties hereto understand and agree that remedies at law may be inadequate to protect against any breach of any of the provisions of this Article VI by any Party or their employees agents, officers or directors or any other person acting in concert with it or on its behalf. Accordingly, each Party shall be entitled to the granting of injunctive relief by a court of competent jurisdiction against any action that constitutes any breach of this
Article VI.

6.09 NO OTHER RIGHTS. Except as otherwise expressly set forth in this Agreement, it is understood and agreed by the Parties that this Agreement does not grant any license or other right under any Intellectual Property of the Parties.

                                  ARTICLE VII

                                 INDEMNIFICATION

7.01 INDEMNIFICATION BY SERAGEN. SERAGEN shall indemnify and hold harmless CBSH and its Affiliates, and their respective directors, officers, shareholders, employees, consultants and agents from and against all suits, claims, losses, demands, liabilities, damages, costs and expenses (including court costs, reasonable attorney's fees and reasonable investigative costs) (together "Liabilities") in connection with any suit, demand or action by any third party (a "Third Party Action") arising out of, resulting from or relating to: (a) the further processing, formulation, storage, labeling, promotion, marketing, use or sale of the Product by SERAGEN, as long as (i) the Fermentation Pellets, First Gen PDS and/or Second Gen PDS were manufactured in accordance with cGMP and (ii) CBSH followed and executed the Production Record and the MRR Documentation as written and approved by both Parties, (b) storage, labeling, promotion, marketing, use or sale of the Product by SERAGEN, (c) breach of any representation, warranty, covenant or agreement contained in this Agreement by SERAGEN,

(d) SERAGEN's negligence, recklessness or willful misconduct or the negligence, recklessness or willful misconduct of any employee or agent of SERAGEN, (e) any representation or warranty made by SERAGEN to its customers or users with respect to the Product, other than a representation that the Product conformed to cGMP and the Manufacturing and Release Requirements at the time of CBSH's release to SERAGEN, (f) any Third Party Action alleging that the Product or provision of the services pursuant to the Agreement infringes any patent or other proprietary rights except to the extent such Third Party Action relates to the use of CBSH's patents or other proprietary rights which are not deemed Proprietary Information of SERAGEN, or (g) actions taken based on authorizations in writing from SERAGEN Authorized Personnel; except in each case to the extent that any of the foregoing arises out of or results from (i) the breach by CBSH of the terms of this Agreement or failure of CBSH to follow and execute or to manufacture, handle, test, or store the Product in accordance with the Production Record and the MRR Documentation as written and approved by both Parties and the Manufacturing and Release Requirements if caused by the action or inaction of CBSH or its subcontractors, or (ii) the negligence, recklessness or willful misconduct of CBSH, its employees, subcontractors or agents.

7.02 INDEMNIFICATION BY CBSH. CBSH shall indemnify and hold harmless SERAGEN and its Affiliates, and their respective directors, officers, shareholders, employees, consultants and agents from any and all Liabilities to third parties to the extent that such Liability arises from: (a) CBSH's failure to follow and execute or to manufacture, handle, test, or store the Product in accordance with the Production Record and MRR Documentation as written and approved by both Parties if caused by the action or inaction of CBSH or its subcontractors, (b) the negligence, recklessness or willful misconduct of CBSH, its employees, subcontractors or agents, (c) CBSH's failure to manufacture Fermentation Pellets, First Gen PDS, Second Gen PDS, First Gen FDP, or Second Gen FDP in accordance with cGMPs, (d) CBSH's failure to reasonably comply with all laws, regulatory filings, rules or regulations applicable to its performance under this Agreement, or (e) breach of any representation, warranty, covenant or agreement contained in the Agreement by CBSH.

7.03 INDEMNIFICATION PROCEDURES. As a condition of the indemnification rights provided in this Article VII, the indemnified Party shall promptly notify the indemnifying party in writing of any claim, action or suit (the "Asserted Liability") potentially giving rise to the indemnification obligation hereunder. The indemnifying party may elect to compromise or defend, and control the defense of, at its own expense and by counsel reasonably satisfactory to the indemnified party, any such Asserted Liability, provided that the indemnified party shall have no liability under any compromise or settlement agreed to by the indemnifying party which it has not approved in writing. The indemnified party shall cooperate upon the request and at the expense of the indemnifying party, in the compromise of, or defense against, such Asserted Liability. If the indemnifying party elects not to compromise or defend the Asserted Liability, or fails to notify the indemnified party of its election to compromise or defend within a reasonable time after receipt of the required notice, the indemnified party may pay, compromise or defend such Asserted Liability and receive full indemnification for its losses as provided in Sections 7.01 or 7.02 hereof, including all costs of defending such suit. In any event, the indemnified party and the indemnifying party may participate, at their own expense, in the defense of such Asserted Liability. If the indemnifying party chooses to defend any claim, the indemnified party shall make available to the indemnifying party any books, records or other documents within its control that are reasonably requested for such defense and shall otherwise cooperate with the indemnifying party, in which event the indemnified party shall be reimbursed for its out-of-pocket expense.

7.04 SURVIVAL OF REMEDIES. All limitations on either Party's remedies and liabilities under this Article VII shall survive the expiration, termination or cancellation of this Agreement.

7.05 LIMITATION OF LIABILITY.

     (a) NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOST PROFITS ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT.

     (b) THE MAXIMUM AGGREGATE LIABILITY OF CBSH FOR ALL CAUSES OF ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT, EXCLUDING LIABILITY ARISING UNDER SECTION 7.02 (INDEMNIFICATION), BUT INCLUDING LIABILITY ARISING FROM A BREACH OF THIS AGREEMENT OR NONPERFORMANCE UNDER THIS AGREEMENT (INCLUDING LIABILITY ASSOCIATED WITH OR ARISING OUT OF SERAGEN'S ATTEMPT TO FIND ALTERNATE SOURCES OF SUPPLY IN THE EVENT OF CBSH'S NONPERFORMANCE OR BREACH) AND LIABILITY ARISING OUT OF OR RELATED TO THE MANUFACTURE AND/OR STORAGE OF FERMENTATION PELLETS, FIRST GEN PDS, SECOND GEN PDS OR TESTING OF FERMENTATION PELLETS, FIRST GEN PDS, SECOND GEN PDS, OR FIRST GEN FDP AND SECOND GEN FDP, AND THE PROVISION OF ADDITIONAL SERVICES PROVIDED BY CBSH PURSUANT TO THIS AGREEMENT, SHALL NOT EXCEED THE LESSER OF (I) *** TIMES THE AGGREGATE AMOUNTS INVOICED TO SERAGEN BY CBSH DURING THE PRIOR CALENDAR YEAR OR (II) ***. TO THE EXTENT THAT THIS CLAUSE CONFLICTS WITH ANY OTHER CLAUSE, THIS CLAUSE SHALL TAKE PRECEDENCE OVER SUCH CONFLICTING CLAUSE. IF APPLICABLE LAW PREVENTS ENFORCEMENT OF THIS CLAUSE, THEN THIS CLAUSE SHALL BE DEEMED MODIFIED TO PROVIDE THE MAXIMUM PROTECTION FOR THE LIABLE PARTY AS IS ALLOWABLE UNDER APPLICABLE LAW.








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                                 Page 25 of 42

7.06 INSURANCE.

     (a) Throughout the Term, SERAGEN shall obtain and maintain comprehensive general liability insurance (including broad form general liability, completed operations and products liability, personal injury liability, blanket contractual liability and broad form property damage liability) with limits of not less than *** combined single limit for bodily injury and property damage liability per occurrence and annual aggregate. Without limiting the foregoing, SERAGEN shall obtain and maintain, at its sole expense, product liability insurance relating to the Product that is comparable in type and amount to the insurance it maintains with respect to its most similar other products. With respect to all insurance coverage required under this clause (a): (i) SERAGEN shall, promptly upon CBSH's request, furnish CBSH with certificates of insurance evidencing such insurance; (ii) SERAGEN shall provide a Certificate of Insurance to CBSH showing that the general liability insurance policy has been endorsed to designate CBSH as an additional named insured and (iii) all policies shall include provisions for at least thirty (30) days' prior written notice of any material change or cancellation (whether for non-payment or otherwise). SERAGEN shall use its commercially reasonable efforts to obtain and maintain five (5) year tail coverage for the above-mentioned insurance.

     (b) Throughout the Term, CBSH shall obtain and maintain comprehensive general liability insurance (including broad form general liability, completed operations and products liability, blanket contractual liability and broad form property damage liability) with limits of not less than *** combined single limit for bodily injury and property damage liability per occurrence and annual aggregate. During the Term, CBSH shall obtain and maintain worker's compensation insurance as required under Massachusetts law and employer's liability insurance with a limit of not less than ***. With respect to all insurance coverage required under this clause (b): (i) CBSH shall, promptly upon SERAGEN's request, furnish SERAGEN with certificates of insurance evidencing such insurance; and (ii) all policies shall include provisions for at least thirty (30) days' prior written notice of any material change or cancellation (whether for non-payment or otherwise). CBSH shall use its commercially reasonable efforts to obtain and maintain *** year tail coverage for the above mentioned insurance.

                                  ARTICLE VIII

                         WARRANTIES AND REPRESENTATIONS

8.01 REPRESENTATIONS AND WARRANTIES OF EACH PARTY. Each Party represents and warrants to the other that (a) it is a corporation, duly organized and validly existing under the laws of the State of Delaware; (b) it has all requisite corporate power and authority to own its properties, conduct its business as presently conducted and enter into and perform its obligations under this Agreement; (c) it has taken all necessary corporate action to authorize this Agreement; (d) it has duly executed and delivered this Agreement and this Agreement constitutes its legal and valid


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                                 Page 26 of 42
obligation, enforceable against it in accordance with its terms; (e) the execution and delivery of this Agreement and the performance of its obligations hereunder do not and will not (i) violate any other agreement or instrument of any nature to which it is a party or by which it is bound, (ii) violate any law, rule or regulation to which it is subject or by which it is bound, or (iii) require any filing approval, authorization, permit or license from or with any governmental authority which has not been made or obtained.

8.02 ADDITIONAL REPRESENTATIONS AND WARRANTIES OF SERAGEN. SERAGEN represents and warrants (i) that it is providing CBSH with a validated process for Fermentation Pellets and First Gen PDS, that it is not aware of any asserted or threatened claim or demand that it believes may be enforced against its patents and other proprietary rights relating to Fermentation Pellets and First Gen PDS,
(ii) in entering into this Agreement, to its knowledge it will not infringe on any patent or other proprietary rights of any third party, (iii) that SERAGEN is a wholly owned subsidiary of LIGAND, (iv) that CBSH is authorized to take all direction necessary to perform its obligations under this Agreement from SERAGEN Authorized Personnel and (v) that it is the owner of all right, title and interest in and to, or has a license, sublicense or other permission to make, have made, use or sell, the Product.

8.03 ADDITIONAL REPRESENTATIONS AND WARRANTIES OF CBSH. CBSH represents and warrants that, at the time of CBSH's QA release of the Fermentation Pellets and First Gen PDS and shipment to SERAGEN, the Fermentation Pellets and First Gen PDS (a) will have been manufactured, stored and shipped in accordance with current Regulatory Requirements and cGMPs, (b) was manufactured, stored, handled and tested in accordance with the Production Record and MRR Documentation as written and approved by both Parties and (c) meets or exceeds the Manufacturing and Release Requirements, and (d) not be adulterated or misbranded under the Food and Drug Act or any other applicable law, rule or regulation.

8.04 REMEDIES. In the event that any Fermentation Pellets, First Gen PDS and/or Second Gen PDS provided by CBSH was not manufactured in accordance with cGMPs or the warranties provided herein, as determined in accordance with Section 2.14, SERAGEN's sole remedies (excluding indemnities) with respect to a non-conforming Batch shall be at SERAGEN's option (i) rejection of the Batch without cost to SERAGEN or (ii) re-supply, at CBSH's cost, of said non-conforming Batch of Fermentation Pellets, First Gen PDS and/or Second Gen PDS in conformance with the Manufacturing and Release Requirements and in accordance with Section 2.14(d).

8.05 DISCLAIMER OF WARRANTIES. THE PARTIES ACKNOWLEDGE AND AGREE THAT ALL SERVICES PROVIDED UNDER THIS AGREEMENT WILL BE PERFORMED BY CBSH AT THE DIRECTION OF SERAGEN. CBSH DISCLAIMS ANY AND ALL WARRANTIES EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ANY WARRANTIES ARISING FROM COURSE OF DEALING OR USAGE OF TRADE OR ANY WARRANTIES OF PATENT VALIDITY OR FREEDOM OF OR FROM PATENT INFRINGEMENT, WITH RESPECT TO ANY PRODUCT OR SERVICES DELIVERED UNDER THIS AGREEMENT (OTHER THAN THOSE WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT).

                                   ARTICLE IX

                              TERM AND TERMINATION

9.01 TERM. The term (the "Term") of this Agreement shall be for five (5) years, commencing on January 1, 2004. Upon expiration of the Term of this Agreement, the Parties shall have the option to renew this Agreement, for a period of time mutually agreed upon by the Parties.

9.02 TERMINATION FOR BREACH OR DEFAULT. Upon any material breach or default by either Party hereto in the performance of any obligation to be performed by such a Party under this Agreement, the non-breaching Party or Party not in default, shall give notice in writing to the breaching Party or Party in default, specifying the breach or matter in default. Unless such breach or default is cured within sixty (60) days following the giving of such notice, (or if such cure cannot be completed within such sixty (60) day period, if the cure has not been undertaken promptly upon receipt of such notice, and diligently pursued thereafter) the Party giving such notice may give further written notice to breaching Party or Party in default, terminating this Agreement; in such event, this Agreement shall terminate on the date specified in such further notice, which date shall be no earlier than sixty (60) days from the date of such further written notice.

9.03 TERMINATION FOR FORCE MAJEURE. If an event under Section 10.10 causes the failure of performance of a Party for a period of ninety (90) days or more, any Party to this Agreement, including the Party whose performance has failed pursuant to Section 10.10, shall have the right to terminate this Agreement upon written notice to the other Party or Parties.

9.04 BANKRUPTCY. Either Party shall have the right to terminate this Agreement effective immediately in the event the other Party files a voluntary petition in bankruptcy, is adjudicated as bankrupt, makes a general assignment for the benefit of creditors, admits in writing that it is insolvent or fails to discharge within fifteen (15) days an involuntary petition in bankruptcy filed against it. CBSH shall have the right to terminate this Agreement effective immediately in the event SERAGEN or LIGAND files a voluntary petition in bankruptcy, is adjudicated as bankrupt, makes a general assignment for the benefit of creditors, admits in writing that it is insolvent or fails to discharge within fifteen (15) days an involuntary petition in bankruptcy filed against it.

9.05 TERMINATION OF ADDITIONAL SERVICES. With respect only to additional services provided under Section 2.15, either Party may terminate the provision of such additional services upon six (6) months advance written notice to the other Party. Provided, however, termination of such additional services under this Section 9.05 shall not affect the commercial manufacture and supply and related services provided under Article II or any other provisions of this Agreement, nor shall it relieve either Party of any obligations under this Agreement that have accrued prior to termination of such additional services.

9.06 CONSEQUENCES OF TERMINATION.

     (a) In the event of termination of this Agreement by CBSH pursuant to Sections 9.02 or 9.04, CBSH shall complete all work covered by an unfilled binding purchase order from SERAGEN at the time of termination. In the event of termination of this Agreement by SERAGEN pursuant to Sections 9.02 or 9.04, SERAGEN shall have the option, exercisable in its sole discretion at the time of such termination, to elect to have CBSH complete all work covered by an unfilled binding purchase order from SERAGEN at the time of termination.

     (b) Nothing in this Agreement shall be construed to release either Party from any obligation that matured (including, without limitation, the obligation to make payment for Fermentation Pellets, First Gen PDS and/or Second Gen PDS manufactured or other services rendered prior to such termination, or thereafter, if rendered in accordance with this
          Section 9.06) or any breach of this Agreement that occurred before the effective date of termination; provided, however, that upon any termination of this Agreement CBSH shall, except as set forth in (a) above and (c) below, cease any further provision of services under this Agreement. Upon termination of the Agreement, in addition to payment for the Fermentation Pellets, First Gen PDS and/or Second Gen PDS and other services rendered prior to such termination, SERAGEN shall be responsible for paying to CBSH the amounts of any outstanding commitments to which CBSH has obligated itself in connection with CBSH's performance under this Agreement and which CBSH is unable, using reasonable commercial efforts, to terminate.

     (c) In the event of termination of this Agreement for material breach or default by CBSH (or a failure of supply due to matters covered in Section 10.10 of this Agreement), CBSH shall, if CBSH is able and SERAGEN elects for CBSH to do so, (i) manufacture any Fermentation Pellets , First Gen PDS and/or Second Gen PDS and SERAGEN shall take possession of such Fermentation Pellets First Gen PDS and/or Second Gen PDS and shall purchase any raw materials, and components covered by a binding purchase order(s) from SERAGEN at the time of termination, provided that such Fermentation Pellets, First Gen PDS and/or Second Gen PDS are not determined to be non-conforming for reasons attributable to CBSH in accordance with the procedure set forth in Section 2.14 and provided that such Fermentation Pellets, First Gen PDS and/or Second Gen PDS have been manufactured in accordance with cGMPs (to the extent work continues pursuant to this section following the termination date, the terms of this Agreement shall continue to apply to such work) and (ii) transfer all raw materials used in the manufacture of Fermentation Pellets, First Gen PDS and/or Second Gen PDS which have been paid for by SERAGEN and are in CBSH's possession to an alternate supplier of Fermentation Pellets, First Gen PDS and/or Second Gen PDS designated by SERAGEN, and (iii) have CBSH technical personnel available (at the Additional Services rate listed in Exhibit "B") for reasonable assistance in effecting such transfer of manufacture of Fermentation Pellets, First Gen PDS and/or Second Gen PDS for a period of six (6) months from the effective date of termination. Upon purchase by SERAGEN in accordance with this Agreement, the materials and components specified in (i) of the preceding sentence shall become the exclusive property of SERAGEN.

          The obligations under Sections 3.08, Taxes, Section 4.10, Allocation of Burden of

          Product Recall, Article VI, Confidentiality and Intellectual
          Property, Article VII, Indemnification, Article VIII, Warranties and Representations, and this Article IX shall survive expiration or termination of this Agreement or any extensions thereof. With respect to confidential information exchanged under Article VI, upon termination of the Agreement the receiving Party shall return all confidential information to the disclosing Party, except the receiving Party shall be entitled to retain one (1) copy of all confidential information for legal purposes

                                   ARTICLE X

                                  MISCELLANEOUS

10.01 NOTICES. All notices or other communications that are required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given when delivered by registered or certified mail, return receipt requested, postage prepaid, by facsimile transmission, by reputable overnight courier service of national reputation, or by hand, addressed as follows:

                  If to CBSH:

                           CAMBREX BIO SCIENCE HOPKINTON, INC.
                           97 South Street
                           Hopkinton, Massachusetts 01748
                           Facsimile:  (508) 497-0777

                           Attention:  General Manager

                  With a copy to:

                           CAMBREX CORPORATION
                           5901 E. Lombard St.
                           Baltimore, MD 21224
                           Facsimile:  (410) 563-9206

                           Attention:  Shelly Upton, Corporate Counsel

                  If to SERAGEN:

                           SERAGEN, INC.
                           10275 Science Center Drive
                           San Diego, CA  92121
                           Facsimile:  (858) 550-1801

                           Attention:  Manufacturing and Supply Operations

                  With a copy to LIGAND:

                           LIGAND PHARMACEUTICALS INCORPORATED
                           10275 Science Center Drive
                           San Diego, CA  92121
                           Facsimile: (858) 550-1825

                           Attention:  General Counsel

or to such other address as either Party may be notice to the other Party have directed.

10.02 FURTHER ASSURANCES. Each Party to this Agreement covenants and agrees that it will promptly, during the Term of the Agreement and on the request of the other Party, execute, acknowledge and deliver or otherwise properly authenticate, as may be required by law, all documents, instruments, applications, assignments, registration, or other legal papers necessary to effectuate the provisions of this Agreement.

10.03 ASSIGNMENT. CBSH and/or SERAGEN shall not assign this Agreement without the prior written consent of the other Party, which consent shall not unreasonably withheld, however, CBSH and/or SERAGEN may, without such written consent, assign this Agreement, and its rights and objections hereunder, in connection with the transfer or sale of all or substantially all of its business, or in the event of its merger or consolidation or change in control or similar transaction. In the event of any assignment, performance shall be guaranteed by the assignor in a form satisfactory to the other Party.

10.04 EFFECTS. This Agreement is binding on, and shall redound to the benefit of, the Parties to this Agreement and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement, this Agreement does not create or confer, and is not to be construed as creating or conferring, any right, remedy, claim or benefit on any third party, other than the respective successors and permitted assigns of the Parties to this Agreement.

10.05 WAIVERS AND AMENDMENTS. Any amendment or supplementation of this Agreement or any waiver of any term or condition of this Agreement shall be effective only if in writing and signed by all Parties. A waiver of any breach of any of the terms or conditions of this Agreement is not in any way to be construed as a waiver of any subsequent breach.

10.06 SEVERABILITY. In the event that any one or more of the provisions of this Agreement is determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Agreement shall not, at the election of the Party for whom the benefit of the provision exists, be in any way impaired.

10.07 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which together constitute one and the same instrument.

10.08 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict-of-laws rules of Massachusetts law.

10.09 ENTIRE AGREEMENT. This Agreement (including all Exhibits) contains the entire agreement among the parties with respect to the manufacture and/or testing of the Product for the Term of the Agreement and supersedes all prior agreements, written or oral, with respect thereto.

10.10 FORCE MAJEURE. Any delays in or failure by either Party in performance of any obligations hereunder shall be excused if and to the extent caused by such occurrences beyond such Party's reasonable control, including, but not limited to, acts of God, strikes, or other labor disturbances, war, whether declared or not, sabotage, product shortages, terrorist acts, acts or omissions of governmental authorities, and other causes, whether similar or dissimilar to those specified, which cannot reasonably be controlled by the Party who failed to perform.

10.11 INDEPENDENT CONTRACTORS. The status of the Parties under this Agreement is that of independent contractors. Neither Party shall have the right to enter into any agreements on behalf of the other Party, nor may either Party represent to any person that it has any such right or authority. Nothing in this Agreement is to be construed as establishing a partnership or joint venture relationship between the Parties.

10.12 HEADINGS. Headings are used in this Agreement for convenience only and shall not affect any construction or interpretation of this Agreement.




                  [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

SERAGEN, INC.                           CAMBREX BIO SCIENCE HOPKINTON, INC.

By:      /S/ GIAN ALIPRANDI             By:      /S/ DOMINIC MICALE
         ---------------------------             --------------------------
Title:   VICE PRESIDENT, OPERATIONS     Title:   CONTROLLER
         ---------------------------             --------------------------
Date:    11 OCTOBER 2003                Date:    OCTOBER 10, 2003
         ---------------------------             --------------------------



-----------------
|               |
|    LIGAND     |
|               |
|    /S/WRB     |
|               |
|    LEGAL      |
|               |
-----------------

                                   EXHIBIT "A"
                                MRR DOCUMENTATION

***

***
***
***
***
***
***
***
***


***

***
***
***
***
***










***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                   EXHIBIT "B"
       FERMENTATION PELLET, FIRST GEN PDS, SECOND GEN PDS, SECOND GEN FDP
                           AND OTHER SERVICES PRICING

------------------------------- ------------------------------
***                             ***
------------------------------- ------------------------------
***                             ***
------------------------------- ------------------------------
***                             ***
------------------------------- ------------------------------
***                             ***

                                ***
------------------------------- ------------------------------
***                             ***
------------------------------- ------------------------------
***                             ***
------------------------------- ------------------------------
***                             ***
------------------------------- ------------------------------
***                             ***
------------------------------- ------------------------------
***                             ***
------------------------------- ------------------------------
***                             ***
------------------------------- ------------------------------
***                             ***
------------------------------- ------------------------------
***                             ***
------------------------------- ------------------------------
***                             ***
------------------------------- ------------------------------





***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                   EXHIBIT "C"
                    SECOND GEN PDS AND SECOND GEN FDP PRICING

------------------------------ -----------------------------------
***                            ***
         ***
------------------------------ -----------------------------------
***                            ***
         ***
------------------------------ -----------------------------------
***                            ***
------------------------------ -----------------------------------
***                            ***
------------------------------ -----------------------------------

***


***










***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                   EXHIBIT "D"
                               REGULATORY AGENCIES

The Regulatory Agencies with authority over the manufacture, testing and/or shipment of the Product covered by this Agreement are as follows:

The United States FDA (or any successor agency)

The EMEA (or any successor agency), but only following filing for regulatory approvals required to market the Product in the EMEA's jurisdiction.

                                   EXHIBIT "E"
                              SAMPLE PURCHASE ORDER

________________________________________________________________________________

                                            ------------------------------------
                                            |           Purchase Order         |
                                            |----------------------------------|
                                            |PURCHASE ORDER NO.  REVISION  PAGE|
                                            |     994523             0       1 |
[LOGO]                                      |----------------------------------|
LIGAND PHARMACEUTICALS                      | THIS PURCHASE ORDER NUMBER MUST  |
10275 Science Center Drive                  | APPEAR ON ALL INVOICES, PACKING  |
San Diego, CA 92121-1117                    |LISTS, CARTONS AND CORRESPONDENCE |
858/550-7500                                |      RELATED TO THIS ORDER.      |
                                            |----------------------------------|
                                            |SHIP TO:                          |
                                            |   NOT APPLICABLE                 |
                                            |                                  |
                                            |                                  |
                                            |                                  |
        CAMBREX BIO SCIENCE HOPKINTON, INC. |                                  |
VENDOR: ATTN:  DOTTIE RUMBEL                |----------------------------------|
        97 SHOUTH STREET                    |BILL TO:                          |
        HOPKINTON, MA 01748                 |   LIGAND PHARMACEUTICALS INC.    |
        United States                       |   10275 SCIENCE CENTER DRIVE     |
                                            |   SAN DIEGO ,CA 92121            |
                                            |   United States                  |
                                            |                                  |
                                            ------------------------------------

Order Confirmation #:
--------------------------------------------------------------------------------
|CUSTOMER ACCT NO.    VENDOR NO.    DATE OF ORDER/BUYER    REVISED DATE/BUYER  |
|                       5203        11-SEP-03 DEAMICIS, S                      |
|                                                                              |
|PAYMENT TERMS                      SHIP VIA               F.O.B.              |
|N30                                                         SHIPPING POINT    |
|                                                                              |
|FREIGHT TERMS                      REQUESTOR/DELIVER TO   CONFIRM TO/TELEPHONE|
|PREPAY & ADD                                                                  |
|------------------------------------------------------------------------------|
ITEM|PART NUMBER/DESCRIPTION|DELIVERY DATE|QUANTITY|UNIT|UNIT PRICE|EXTENSION|T|
|   |                       |             |        |    |          |         |A|
|   |                       |             |        |    |          |         |X|
|   |                       |             |        |    |          |         | |
|   |                       |             |        |    |          |         | |
|   |                       |             |        |    |          |         | |
|   |                       |             |        |    |          |         | |
|   |                       |             |        |    |          |         | |
|   |                       |             |        |    |          |         | |
|   |                       |             |        |    |          |         | |
|   |                       |             |        |    |          |         | |
|   |                       |             |        |    |          |         | |
|   |                       |             |        |    |          |         | |
|   |                       |             |        |    |          |         | |
|   |                       |             |        |    |          |         | |
|   |                       |             |        |    |          |         | |
|   |                       |             |        |    |          |         | |
|   |                       |             |        |    |          |         | |
|   |                       |             |        |    |          |         | |
|   |                       |             |        |    |          |         | |
|   |                       |             |        |    |----------|-----------|
|   |                       |             |        |    |  TOTAL   |           |
|------------------------------------------------------------------------------|
|                                                       |                      |
|                                                       |                      |
|                                                       |                      |
|                                                       |                      |
|                                                       |                      |
|                                                       |----------------------|
|                                                       |AUTHORIZED SIGNATURE  |
--------------------------------------------------------------------------------
________________________________________________________________________________

                                   EXHIBIT "F"
                          SERAGEN AUTHORIZED PERSONNEL

LIGAND TITLE*

***

***

***

***

***

***

***

***

***


*or such other personnel as may be designated in writing by LIGAND or SERAGEN








***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                  EXHIBIT "G1"
                         SUPPLIERS AS OF EFFECTIVE DATE

------------------------------ ----------------------- -----------------------
RAW MATERIAL                        CBSH PART NO.       SUPPLIER/CAT. NO.
------------------------------ ----------------------- -----------------------
***                                     ***            ***
------------------------------ ----------------------- -----------------------
***                                     ***            ***
------------------------------ ----------------------- -----------------------
***                                     ***            ***
------------------------------ ----------------------- -----------------------
***                                     ***            ***
------------------------------ ----------------------- -----------------------
***                                     ***            ***
------------------------------ ----------------------- -----------------------
***                                     ***            ***
------------------------------ ----------------------- -----------------------
***                                     ***            ***
------------------------------ ----------------------- -----------------------
***                                     ***            ***
------------------------------ ----------------------- -----------------------
***                                     ***            ***
------------------------------ ----------------------- -----------------------
***                                     ***            ***
------------------------------ ----------------------- -----------------------
***                                     ***            ***
------------------------------ ----------------------- -----------------------
***                                     ***            ***
------------------------------ ----------------------- -----------------------
***                                     ***            ***
------------------------------ ----------------------- -----------------------
***                                     ***            ***
------------------------------ ----------------------- -----------------------
***                                     ***            ***
------------------------------ ----------------------- -----------------------
***                                     ***            ***
------------------------------ ----------------------- -----------------------
***                                     ***            ***
------------------------------ ----------------------- -----------------------
***                                     ***            ***
------------------------------ ----------------------- -----------------------
***                                     ***            ***
------------------------------ ----------------------- -----------------------
***                                     ***            ***
------------------------------ ----------------------- -----------------------
***                                     ***            ***
------------------------------ ----------------------- -----------------------
***                                     ***            ***
------------------------------ ----------------------- -----------------------




***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                  EXHIBIT "G2"
                       SUBCONTRACTORS AS OF EFFECTIVE DATE

------------------- ---------------------- ---------------------
SUBCONTRACTOR NAME  SUBCONTRACTOR ADDRESS  SUBCONTRACTED ASSAYS
------------------- ---------------------- ---------------------
***                 ***                    ***
------------------- ---------------------- ---------------------
***                 ***                    ***
------------------- ---------------------- ---------------------
***                 ***                    ***
------------------- ---------------------- ---------------------
***                 ***                    ***
------------------- ---------------------- ---------------------
***                 ***                    ***
------------------- ---------------------- ---------------------

* denotes alternate or proposed laboratory.















***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                   EXHIBIT "H"
                                     SAMPLE
                        MANUFACTURING SERVICES AGREEMENT:
                          ADDITIONAL SERVICES QUOTATION
                        MANUFACTURE AND SUPPLY AGREEMENT:
                          ADDITIONAL SERVICES QUOTATION

This document (the "Quote"), effective as of the date of last signature (the "Effective Date"), shall constitute a binding agreement for additional services to the Manufacture and Supply Agreement (the "Agreement"), dated _____________ by and between SERAGEN Inc. ("SERAGEN") and Cambrex Bio Science Hopkinton, Inc. ("CBSH") This quotation shall be governed by and construed in accordance with the terms and conditions of the Agreement, except as the terms and conditions of the Agreement are modified by this Quote.

1.0 SERVICES: CBSH shall perform the following additional services ("Services") for SERAGEN:


2.0 COST ESTIMATE: CBSH will invoice SERAGEN against purchase orders that will be issued by SERAGEN individually for the Services and associated cost listed below:

3.0  ASSUMPTIONS:

CAMBREX BIO SCIENCE HOPKINTON, INC.       SERAGEN INC.-APPROVED
-APPROVED

By:                                       By:
----------------------------------------  --------------------------------------
(signature of                             (signature of
 authorized representative)                 authorized representative)


Name:                                      Name:
----------------------------------------  --------------------------------------


Title:                                     Title:
----------------------------------------  --------------------------------------


Date:                                      Date:
----------------------------------------  --------------------------------------